Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE dated as of September 30, 2008 (this “Supplemental Indenture”) among Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), the Note Guarantors (as defined in the Indenture) listed on the signature pages hereto and Wilmington Trust Company, as trustee (the “Trustee”), a Delaware banking corporation organized under the laws of the State of Delaware which has its corporate trust office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

WHEREAS, the Company, the Note Guarantors and the Trustee have heretofore executed and delivered an Indenture dated as of March 31, 2008 (the “Original Indenture” and, as supplemented by this Supplemental Indenture and as further amended, supplemented, waived or otherwise modified, the “Indenture”), pursuant to which an aggregate principal amount of $1,150,000,000 of Senior Subordinated Secured Notes due 2015 (the “Notes”) of the Company were issued and are outstanding;

WHEREAS, Section 10.02 of the Indenture provides that the Company, the Note Guarantors and the Trustee may amend or supplement the Indenture, subject to certain exceptions, with the written consent of the Holders (as defined in the Indenture) of at least a majority in principal amount of the Notes then outstanding voting as a single class;

WHEREAS, Section 10.02 of the Indenture further provides that the Holders of at least a majority in principal amount of the Notes then outstanding may waive in writing compliance in a particular instance with any provision of the Indenture, the Notes or any Note Guarantee (as defined in the Indenture) with respect to Notes held by such Holder;

WHEREAS, Additional Notes (as defined in the Indenture) may be issued from time to time pursuant to the Indenture as at the time supplemented and modified, except as may be limited in the Indenture as at the time supplemented and modified, and the definition of “Permitted Indebtedness” of the Indenture provides that the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms will not be deemed to be an incurrence of Indebtedness for purposes of the provisions set forth in Sections 4.10 and 4.11 of the Indenture;

WHEREAS, the Company proposes to issue, on the date hereof, Additional Notes under the Indenture as set forth in a resolution of the Board of Directors (as defined in the Indenture) and an Officers’ Certificate (as defined in the Indenture) pursuant to Section 2.01(b) of the Indenture;

WHEREAS, the Company has obtained a consent dated September 30, 2008 (the “Consent”), relating to the proposed amendments to and waivers of the Indenture, the Notes and the Note Guarantees described herein, of at least a majority in principal amount of the Notes outstanding voting as a single class;

WHEREAS, the Company will pay PIK Interest in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent; and

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and the Note Guarantors;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Note Guarantors and the Trustee mutually covenant and agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Supplemental Indenture, terms defined in the Original Indenture or in the preamble or recitals hereto are used herein as therein defined.

Section 1.02 Additional Definitions. The following definitions shall be added in alphabetical order to Section 1.01 of the Indenture:

“Cash Interest” means any interest on the Notes, including Additional Interest, if any, paid in cash.

“Consent” means the consent dated September 30, 2008, relating to the proposed amendments to and waivers of the Indenture, the Notes and the Note Guarantees described herein, of at least a majority in principal amount of the Notes outstanding voting as a single class.

“First Supplemental Indenture” means the First Supplemental Indenture dated as of September 30, 2008 among the Company, the Note Guarantors and the Trustee.

“PIK Interest” means interest paid on the Notes in the form of (1) an increase in the outstanding principal amount of the Notes (with respect to Global Notes) or (2) the issuance of PIK Notes (with respect to Global Notes or Certificated Notes).

“PIK Notes” means Additional Notes issued under this Indenture on the same terms and conditions as the Notes issued on the Issue Date in connection with a PIK Payment.

“PIK Payment” means an interest payment with respect to the Notes made by (1) an increase in the outstanding principal amount of the Notes or (2) the issuance of PIK Notes.

ARTICLE II

AMENDMENTS

Section 2.01 Amendment to Section 2.02 of the Original Indenture.

(a) Section 2.02(b) of the Original Indenture shall be amended by deleting the section in its entirety and replacing it with the following section:

“The Notes will be issued in fully registered form, without coupons, in denominations of $1,000 and any larger integral multiple of $1,000, except PIK Notes may be issued in minimum denominations of $1.00 and any integral multiple thereof, and any increase in the principal amount of Notes as a result of a PIK Payment may be made in integral multiples of $1.00. Each Note shall be dated the date of its authentication.

For all purposes of this Indenture, (1) all references to “principal amount” of the Notes shall include any increase in the principal amount of the Notes as a result of a PIK Payment and (2) the Initial Notes, the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, including PIK Notes, if any, shall constitute a single class of securities for all purposes of this Indenture.”

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Section 2.02 Addition of Section 2.18 to the Original Indenture.

(a) The following section shall be added as Section 2.18 of the Indenture:

“(a) In respect of the September 30, 2008 Interest Payment Date, the Company shall deliver to the Trustee promptly thereafter, (i) if such PIK Notes are Certificated Notes, the required amount of new Certificated Notes (rounded up to the nearest whole dollar) and an Authentication Order to authenticate and deliver such PIK Notes or (ii) if such PIK Notes are Global Notes, an Authentication Order to increase the outstanding principal amount of Notes by the required amount (rounded up to the nearest whole dollar) (or, if necessary, pursuant to the requirements of the DTC or otherwise to authenticate and deliver such new Global Notes executed by the Company with such increased principal amount in the forms of Exhibits A, B, C, D and E hereto).

Any PIK Notes shall, after being executed and authenticated, be (i) if such PIK Notes are Certificated Notes, mailed to the person entitled thereto as shown on the Note register for the Certificated Notes as of September 15, 2008 or (ii) if such PIK Notes are Global Notes, deposited into the account of the Holder or Holders thereof as of September 15, 2008. Alternatively, in connection with any PIK Payment, the Company may direct the Trustee to make appropriate amendments to the schedule of principal amounts of the relevant Global Notes outstanding for which PIK Notes will be issued and arrange for deposit into the account of the Holder or Holders thereof as of September 15, 2008.

Following an increase in the principal amount of the outstanding Global Notes as a result of a PIK Payment, the Global Notes will bear interest on such increased principal amount from and after September 30, 2008. Any PIK Notes issued in certificated form or as new Global Notes will be dated as of September 30, 2008 and will bear interest from and after such date. All Notes issued pursuant to a PIK Payment shall be governed by, and subject to the terms, provisions and conditions of, the Indenture and shall have the same rights and benefits as the Notes issued on the Issue Date. Any PIK Notes issued in certificated form will be issued with the description “PIK” on the face of such PIK Note.

(b) Payment shall be made in such form and terms as specified in this Section 2.18 and the Company shall and the Trustee may take additional steps as is necessary to effect such payment in accordance herewith.”

Section 2.03 Amendment to Section 4.01 of the Original Indenture.

(a) Section 4.01 of the Original Indenture shall be amended by deleting the section in its entirety and replacing it with the following section:

The Company shall pay or cause to be paid the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and Cash Interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

PIK Interest shall be paid in the manner provided in Section 2.18 and the Notes. Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in

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accordance with the terms of this Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 2.04 Amendment to Paragraph 1 of Exhibits A, B, C, D and E of the Original Indenture.

(a) The first paragraph of Paragraph 1 of the Back of Note of each of Exhibits A, B, C, D and E of the Original Indenture shall be amended by deleting the section in its entirety and replacing it with the following paragraph:

“INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.”

Section 2.05 Amendment to Paragraph 2 of Exhibits A, B, C, D and E of the Original Indenture.

(a) Paragraph 2 of the Back of Note of each of Exhibits A, B, C, D and E of the Original Indenture shall be amended by deleting the section in its entirety and replacing it with the following section:

“METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.”

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ARTICLE III

MISCELLANEOUS

Section 3.01 Effectiveness of this Supplemental Indenture. Notwithstanding anything in the Indenture or the Notes, this Supplemental Indenture shall be effective and operative upon the execution and delivery of Consents in respect of at least 98% of the aggregate principal amount of the Notes and the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect without offset, defense or counterclaim.

The recitals herein and in the PIK Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the PIK Notes. The Trustee shall not be accountable for the use or application by the company of the PIK Notes or of the proceeds thereof.

Section 3.02 Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by TIA § 318(c), such imposed duties shall control.

Section 3.03 Governing Law. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE NOTES.

Section 3.04 No Adverse Interpretation of Other Agreements. This Supplemental Indenture may not be used to interpret the Indenture or any other indenture, supplemental indenture loan or debt agreement of the Company or its Subsidiaries or of any other Person.

Section 3.05 Successors. All agreements of the Company, the Note Guarantors and the Trustee in this Supplemental Indenture shall bind their respective successors.

Section 3.06 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.07 Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.08 Table of Contents, Headings, etc. The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signatures on following page]

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THORNBURG MORTGAGE, INC.

By:	/s/ Larry A. Goldstone
Name:	Larry A. Goldstone
Title:	Chairman

THORNBURG MORTGAGE HOME LOANS, INC.

By:	/s/ Larry A. Goldstone
Name:	Larry A. Goldstone
Title:	Chairman

ADFITECH, INC.

By:	/s/ Tom Apel
Name:	Tom Apel
Title:	Chief Executive Officer

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:	/s/ Larry A. Goldstone
Name:	Larry A. Goldstone
Title:	Chairman

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:	/s/ Larry A. Goldstone
Name:	Larry A. Goldstone
Title:	Chairman

[First Supplemental Indenture – Senior Subordinated Secured Notes]

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Michael G. Oller, Jr.
Name:	Michael G. Oller, Jr.
Title:	Assistant Vice President

[First Supplemental Indenture – Senior Subordinated Secured Notes]

EXHIBIT A

[Face of Note]

FORM OF RESTRICTED GLOBAL NOTE

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THE SECURITY IS [            ], 20[    ]. THE ISSUE PRICE OF THE SECURITY PER $1,000 OF PRINCIPAL AMOUNT, THE YIELD TO MATURITY AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT AND CAN BE OBTAINED BY SENDING A WRITTEN REQUEST TO THE COMPANY AT 150 WASHINGTON AVENUE, SUITE 302 SANTA FE, NEW MEXICO 87501.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE PURCHASERS, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS

NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

CUSIP [            ]

ISIN [            ]

Senior Subordinated Secured Notes due 2015

[PIK]

No.	$

THORNBURG MORTGAGE, INC.

promises to pay to                                                  , or registered assigns, the principal sum of

Dollars on March 31, 2015.

Interest Payment Dates: March 31 and September 30

Record Dates: March 15 and September 15

THORNBURG MORTGAGE, INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY as Trustee

By:
Authorized Signatory

Date:

[Back of Note]

Senior Subordinated Secured Notes due 2015

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.

The Company will pay interest semi-annually in arrears on March 31 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [            ], 20[    ]; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be [            ], 20[    ]; provided, further, that upon the occurrence of the Interest Rate Change, all unpaid interest accrued at a rate in excess of 12.00% per annum at that time shall be cancelled. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

3. PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of March 31, 2008 (the “Indenture”) among the Company, the Note Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $1,150.0 million in aggregate principal amount on the Issue Date and may issue up to $200.0 million in aggregate principal amount of Investment Amount Increase Notes and further Additional Notes in accordance with the terms of the Indenture. The Notes and the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, if any, shall be treated as a single class of securities for all purposes under the Indenture.

5. OPTIONAL REDEMPTION.

The Notes shall not be subject to optional redemption by the Company prior to Maturity.

6. MANDATORY REDEMPTION.

Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. REPURCHASE AT OPTION OF HOLDER. Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated March 31, 2008 (the “Registration Rights Agreement”) among the Company, the Note Guarantors and the Purchasers, including provisions relating to payment of Additional Interest.

9. NOTICE OF THE OCCURRENCE OF THE TRIGGERING EVENT. The Company shall provide prompt written notice to the Trustee, upon the occurrence of the Triggering Event, of the effective date of such event for purposes of the Interest Rate Change.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Notes and the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s or any Note Guarantor’s obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to release a Note Guarantor from its obligations under its Note Guarantee, the Notes or the Indenture in accordance with the applicable provisions of the Indenture or to add Note Guarantees with respect to the Notes, to provide additional Note Lien Collateral as security for the Notes or to release Note Liens in favor of the Note Lien Collateral Agent in accordance with the applicable provisions of the Indenture, to issue Additional Notes as permitted in the Indenture, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company and the Note Guarantors are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company and the Guarantors are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. NOTE GUARANTORS. After the Issue Date, the Company shall cause each additional Note Guarantor to execute and deliver to the Trustee a Note Guarantee pursuant to which such Note Guarantor shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis, as set forth in the Indenture.

14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. AUTHENTICATION. This Note shall not be valid until authenticated by facsimile or manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

Attention: Investor Relations

NOTATION OF GUARANTEE

For value received, each Note Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, jointly and severally with each other Note Guarantor, to each Holder of the Notes, the Trustee and the Note Lien Collateral Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes and all other monetary obligations of the Company under the Indenture (all the foregoing being hereinafter collectively called the “Company Obligations”). Each Note Guarantor has further agreed (to the extent permitted by law) that the Company Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under Article XI of the Indenture notwithstanding any extension or renewal of any Company Obligation. Each Note Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Company Obligations. The obligations of the Note Guarantors to the Holders of Notes, Trustee and the Note Lien Collateral Agent pursuant to the Indenture are set forth primarily in Article XI of the Indenture, and are subject to all other applicable provisions of the Indenture, including without limitation the Subordination of Note Guarantee described in Section 12.10 of the Indenture. Each Holder of a Note, by accepting the same agrees to and shall be bound by such provisions.

THORNBURG MORTGAGE HOME LOANS, INC.

By:
Name:
Title:

ADFITECH, INC.

By:
Name:
Title:

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:
Name:
Title:

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the following box:  ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-2

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Purchasers), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)	Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

A-3

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Purchasers), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE

IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control. The undersigned acknowledges

A-4

and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

A-5

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $            . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

A-6

EXHIBIT B

[Face of Note]

FORM OF REGULATION S GLOBAL NOTE

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THE SECURITY IS [            ], 20[    ]. THE ISSUE PRICE OF THE SECURITY PER $1,000 OF PRINCIPAL AMOUNT, THE YIELD TO MATURITY AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT AND CAN BE OBTAINED BY SENDING A WRITTEN REQUEST TO THE COMPANY AT 150 WASHINGTON AVENUE, SUITE 302 SANTA FE, NEW MEXICO 87501.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE PURCHASERS, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS

NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

CUSIP [            ]

ISIN [            ]

Senior Subordinated Secured Notes due 2015

[PIK]

No.	$

THORNBURG MORTGAGE, INC.

promises to pay to                                         , or registered assigns, the principal sum of

Dollars on March 31, 2015.

Interest Payment Dates: March 31 and September 30

Record Dates: March 15 and September 15

THORNBURG MORTGAGE, INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY as Trustee

By:
Authorized Signatory

Date:

[Back of Note]

Senior Subordinated Secured Notes due 2015

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.

The Company will pay interest semi-annually in arrears on March 31 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [            ], 20[    ]; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be [            ], 20[    ]; provided, further, that upon the occurrence of the Interest Rate Change, all unpaid interest accrued at a rate in excess of 12.00% per annum at that time shall be cancelled. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

3. PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of March 31, 2008 (the “Indenture”) among the Company, the Note Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $1,150.0 million in aggregate principal amount on the Issue Date and may issue up to $200.0 million in aggregate principal amount of Investment Amount Increase Notes and further Additional Notes in accordance with the terms of the Indenture. The Notes and the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, if any, shall be treated as a single class of securities for all purposes under the Indenture.

5. OPTIONAL REDEMPTION.

The Notes shall not be subject to optional redemption by the Company prior to Maturity.

6. MANDATORY REDEMPTION.

Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. REPURCHASE AT OPTION OF HOLDER. Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated March 31, 2008 (the “Registration Rights Agreement”) among the Company, the Note Guarantors and the Purchasers, including provisions relating to payment of Additional Interest.

9. NOTICE OF THE OCCURRENCE OF THE TRIGGERING EVENT. The Company shall provide prompt written notice to the Trustee, upon the occurrence of the Triggering Event, of the effective date of such event for purposes of the Interest Rate Change.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Notes and the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s or any Note Guarantor’s obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to release a Note Guarantor from its obligations under its Note Guarantee, the Notes or the Indenture in accordance with the applicable provisions of the Indenture or to add Note Guarantees with respect to the Notes, to provide additional Note Lien Collateral as security for the Notes or to release Note Liens in favor of the Note Lien Collateral Agent in accordance with the applicable provisions of the Indenture, to issue Additional Notes as permitted in the Indenture, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company and the Note Guarantors are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company and the

Guarantors are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. NOTE GUARANTORS. After the Issue Date, the Company shall cause each additional Note Guarantor to execute and deliver to the Trustee a Note Guarantee pursuant to which such Note Guarantor shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis, as set forth in the Indenture.

14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. AUTHENTICATION. This Note shall not be valid until authenticated by facsimile or manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

Attention: Investor Relations

NOTATION OF GUARANTEE

For value received, each Note Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, jointly and severally with each other Note Guarantor, to each Holder of the Notes, the Trustee and the Note Lien Collateral Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes and all other monetary obligations of the Company under the Indenture (all the foregoing being hereinafter collectively called the “Company Obligations”). Each Note Guarantor has further agreed (to the extent permitted by law) that the Company Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under Article XI of the Indenture notwithstanding any extension or renewal of any Company Obligation. Each Note Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Company Obligations. The obligations of the Note Guarantors to the Holders of Notes, Trustee and the Note Lien Collateral Agent pursuant to the Indenture are set forth primarily in Article XI of the Indenture, and are subject to all other applicable provisions of the Indenture, including without limitation the Subordination of Note Guarantee described in Section 12.10 of the Indenture. Each Holder of a Note, by accepting the same agrees to and shall be bound by such provisions.

THORNBURG MORTGAGE HOME LOANS, INC.

By:
Name:
Title:

ADFITECH, INC.

By:
Name:
Title:

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:
Name:
Title:

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the following box:  ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Purchasers), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)	Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Purchasers), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE

IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $            . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT C

[Face of Note]

FORM OF RESTRICTED CERTIFICATED NOTE

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THE SECURITY IS [            ], 20[    ]. THE ISSUE PRICE OF THE SECURITY PER $1,000 OF PRINCIPAL AMOUNT, THE YIELD TO MATURITY AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT AND CAN BE OBTAINED BY SENDING A WRITTEN REQUEST TO THE COMPANY AT 150 WASHINGTON AVENUE, SUITE 302 SANTA FE, NEW MEXICO 87501.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS [ONE YEAR][ IN THE CASE OF REGULATION S NOTES – 40 DAYS] AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE COMPANY OR THE PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, THE PURCHASERS, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON

THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

CUSIP	[ ]
ISIN	[ ]

Senior Subordinated Secured Notes due 2015

[PIK]

No.	$

THORNBURG MORTGAGE, INC.

promises to pay to                                                  , or registered assigns, the principal sum of

Dollars on March 31, 2015.

Interest Payment Dates: March 31 and September 30

Record Dates: March 15 and September 15

THORNBURG MORTGAGE, INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY as Trustee

By:
Authorized Signatory

Date:

[Back of Note]

Senior Subordinated Secured Notes due 2015

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.

The Company will pay interest semi-annually in arrears on March 31 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [            ], 20[__]; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be [            ], 20[    ]; provided, further, that upon the occurrence of the Interest Rate Change, all unpaid interest accrued at a rate in excess of 12.00% per annum at that time shall be cancelled. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

3. PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of March 31, 2008 (the “Indenture”) among the Company, the Note Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $1,150.0 million in aggregate principal amount on the Issue Date and may issue up to $200.0 million in aggregate principal amount of Investment Amount Increase Notes and further Additional Notes in accordance with the terms of the Indenture. The Notes and the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, if any, shall be treated as a single class of securities for all purposes under the Indenture.

5. OPTIONAL REDEMPTION.

The Notes shall not be subject to optional redemption by the Company prior to Maturity.

6. MANDATORY REDEMPTION.

Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. REPURCHASE AT OPTION OF HOLDER. Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated March 31, 2008 (the “Registration Rights Agreement”) among the Company, the Note Guarantors and the Purchasers, including provisions relating to payment of Additional Interest.

9. NOTICE OF THE OCCURRENCE OF THE TRIGGERING EVENT. The Company shall provide prompt written notice to the Trustee, upon the occurrence of the Triggering Event, of the effective date of such event for purposes of the Interest Rate Change.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Notes and the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s or any Note Guarantor’s obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to release a Note Guarantor from its obligations under its Note Guarantee, the Notes or the Indenture in accordance with the applicable provisions of the Indenture or to add Note Guarantees with respect to the Notes, to provide additional Note Lien Collateral as security for the Notes or to release Note Liens in favor of the Note Lien Collateral Agent in accordance with the applicable provisions of the Indenture, to issue Additional Notes as permitted in the Indenture, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company and the Note Guarantors are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company and the Guarantors are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. NOTE GUARANTORS. After the Issue Date, the Company shall cause each additional Note Guarantor to execute and deliver to the Trustee a Note Guarantee pursuant to which such Note Guarantor shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis, as set forth in the Indenture.

14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. AUTHENTICATION. This Note shall not be valid until authenticated by facsimile or manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

Attention: Investor Relations

NOTATION OF GUARANTEE

For value received, each Note Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, jointly and severally with each other Note Guarantor, to each Holder of the Notes, the Trustee and the Note Lien Collateral Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes and all other monetary obligations of the Company under the Indenture (all the foregoing being hereinafter collectively called the “Company Obligations”). Each Note Guarantor has further agreed (to the extent permitted by law) that the Company Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under Article XI of the Indenture notwithstanding any extension or renewal of any Company Obligation. Each Note Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Company Obligations. The obligations of the Note Guarantors to the Holders of Notes, Trustee and the Note Lien Collateral Agent pursuant to the Indenture are set forth primarily in Article XI of the Indenture, and are subject to all other applicable provisions of the Indenture, including without limitation the Subordination of Note Guarantee described in Section 12.10 of the Indenture. Each Holder of a Note, by accepting the same agrees to and shall be bound by such provisions.

THORNBURG MORTGAGE HOME LOANS, INC.

By:
Name:
Title:

ADFITECH, INC.

By:
Name:
Title:

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:
Name:
Title:

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the following box:  ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Purchasers), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)	Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Purchasers), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE

IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

EXHIBIT D

FORM OF EXCHANGE GLOBAL NOTE

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THE SECURITY IS [            ], 20[    ]. THE ISSUE PRICE OF THE SECURITY PER $1,000 OF PRINCIPAL AMOUNT, THE YIELD TO MATURITY AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT AND CAN BE OBTAINED BY SENDING A WRITTEN REQUEST TO THE COMPANY AT 150 WASHINGTON AVENUE, SUITE 302 SANTA FE, NEW MEXICO 87501.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

CUSIP	[	]
ISIN	[	]

Senior Subordinated Secured Notes due 2015

[PIK]

No.	$

THORNBURG MORTGAGE, INC.

promises to pay to                                                                  , or registered assigns, the principal sum of

Dollars on March 31, 2015.

Interest Payment Dates: March 31 and September 30

Record Dates: March 15 and September 15

THORNBURG MORTGAGE, INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY as Trustee

By:
Authorized Signatory

Date:

[Back of Note]

Senior Subordinated Secured Notes due 2015

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.

The Company will pay interest semi-annually in arrears on March 31 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [            ], 20[    ]; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be [            ], 20[    ]; provided, further, that upon the occurrence of the Interest Rate Change, all unpaid interest accrued at a rate in excess of 12.00% per annum at that time shall be cancelled. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

3. PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of March 31, 2008 (the “Indenture”) among the Company, the Note Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $1,150.0 million in aggregate principal amount on the Issue Date and may issue up to $200.0 million in aggregate principal amount of Investment Amount Increase Notes and further Additional Notes in accordance with the terms of the Indenture. The Notes and the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, if any, shall be treated as a single class of securities for all purposes under the Indenture.

5. OPTIONAL REDEMPTION.

The Notes shall not be subject to optional redemption by the Company prior to Maturity.

6. MANDATORY REDEMPTION.

Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. REPURCHASE AT OPTION OF HOLDER. Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated March 31, 2008 (the “Registration Rights Agreement”) among the Company, the Note Guarantors and the Purchasers, including provisions relating to payment of Additional Interest.

9. NOTICE OF THE OCCURRENCE OF THE TRIGGERING EVENT. The Company shall provide prompt written notice to the Trustee, upon the occurrence of the Triggering Event, of the effective date of such event for purposes of the Interest Rate Change.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Notes and the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s or any Note Guarantor’s obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to release a Note Guarantor from its obligations under its Note Guarantee, the Notes or the Indenture in accordance with the applicable provisions of the Indenture or to add Note Guarantees with respect to the Notes, to provide additional Note Lien Collateral as security for the Notes or to release Note Liens in favor of the Note Lien Collateral Agent in accordance with the applicable provisions of the Indenture, to issue Additional Notes as permitted in the Indenture, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company and the Note Guarantors are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company and the Guarantors are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. NOTE GUARANTORS. After the Issue Date, the Company shall cause each additional Note Guarantor to execute and deliver to the Trustee a Note Guarantee pursuant to which such Note Guarantor shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis, as set forth in the Indenture.

14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. AUTHENTICATION. This Note shall not be valid until authenticated by facsimile or manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

Attention: Investor Relations

NOTATION OF GUARANTEE

For value received, each Note Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, jointly and severally with each other Note Guarantor, to each Holder of the Notes, the Trustee and the Note Lien Collateral Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes and all other monetary obligations of the Company under the Indenture (all the foregoing being hereinafter collectively called the “Company Obligations”). Each Note Guarantor has further agreed (to the extent permitted by law) that the Company Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under Article XI of the Indenture notwithstanding any extension or renewal of any Company Obligation. Each Note Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Company Obligations. The obligations of the Note Guarantors to the Holders of Notes, Trustee and the Note Lien Collateral Agent pursuant to the Indenture are set forth primarily in Article XI of the Indenture, and are subject to all other applicable provisions of the Indenture, including without limitation the Subordination of Note Guarantee described in Section 12.10 of the Indenture. Each Holder of a Note, by accepting the same agrees to and shall be bound by such provisions.

THORNBURG MORTGAGE HOME LOANS, INC.

By:
Name:
Title:

ADFITECH, INC.

By:
Name:
Title:

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:
Name:
Title:

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the following box:  ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Purchasers), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)	Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Purchasers), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE

IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $            . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Note is issued in global form.

EXHIBIT E

[Face of Note]

FORM OF EXCHANGE CERTIFICATED NOTE

THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THE SECURITY IS [            ], 20[    ]. THE ISSUE PRICE OF THE SECURITY PER $1,000 OF PRINCIPAL AMOUNT, THE YIELD TO MATURITY AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT AND CAN BE OBTAINED BY SENDING A WRITTEN REQUEST TO THE COMPANY AT 150 WASHINGTON AVENUE, SUITE 302 SANTA FE, NEW MEXICO 87501.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP [            ]

ISIN [            ]

Senior Subordinated Secured Notes due 2015

[PIK]

No.	$

THORNBURG MORTGAGE, INC.

promises to pay to                                                  , or registered assigns, the principal sum of

Dollars on March 31, 2015.

Interest Payment Dates: March 31 and September 30

Record Dates: March 15 and September 15

THORNBURG MORTGAGE, INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Notes referred to in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY as Trustee

By:
Authorized Signatory

Date:

[Back of Note]

Senior Subordinated Secured Notes due 2015

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), promises to pay interest in cash on the principal amount of this Note at 18.00% per annum until maturity, except that upon the occurrence of the Triggering Event, interest payable on this Note will decrease to 12.00% per annum (the “Interest Rate Change”), provided that PIK Interest may be paid in lieu of all or a portion of the Cash Interest otherwise due on September 30, 2008 in respect of Notes for which the Company has received a Consent.

The Company will pay interest semi-annually in arrears on March 31 and September 30 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from [            ], 20[    ]; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be [            ], 20[    ]; provided, further, that upon the occurrence of the Interest Rate Change, all unpaid interest accrued at a rate in excess of 12.00% per annum at that time shall be cancelled. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay Cash Interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 15 or September 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Company will pay any PIK Interest on the Notes in the manner provided in Section 2.18 of the Indenture and Paragraph 1 of this Note.

The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of Cash Interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that if such Note is a Global Note, payment as to principal, premium, if any, and interest shall be made by wire transfer of immediately available funds to the account designated by the Depositary or its nominee. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Company reserves the right to pay Cash Interest to Holders of Notes by check mailed to such Holders at their registered addresses or by wire transfer to Holders of at least $5 million aggregate principal amount of Notes.

Any PIK Payment shall be considered paid on the date it is due if on such date (1) if PIK Notes (including PIK Notes that are Global Notes) have been issued therefor, such PIK Notes have been authenticated in accordance with the terms of the Indenture and (2) if the PIK Payment is made by increasing the principal amount of Global Notes then authenticated, the Trustee has increased the principal amount of Global Notes then authenticated by the required amount.

3. PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. The Company issued the Notes under an Indenture dated as of March 31, 2008 (the “Indenture”) among the Company, the Note Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company. The Company is issuing $1,150.0 million in aggregate principal amount on the Issue Date and may issue up to $200.0 million in aggregate principal amount of Investment Amount Increase Notes and further Additional Notes in accordance with the terms of the Indenture. The Notes and the Investment Amount Increase Notes, the Exchange Notes and the Additional Notes, if any, shall be treated as a single class of securities for all purposes under the Indenture.

5. OPTIONAL REDEMPTION.

The Notes shall not be subject to optional redemption by the Company prior to Maturity.

6. MANDATORY REDEMPTION.

Except as set forth in paragraph 7 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

7. REPURCHASE AT OPTION OF HOLDER. Upon the occurrence of a Change of Control, the Company will be required to offer to purchase all of the outstanding Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company and the Trustee may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. If, this Note is exchanged in an Exchange Offer prior to the Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the “Exchange Note”) for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement dated March 31, 2008 (the “Registration Rights Agreement”) among the Company, the Note Guarantors and the Purchasers, including provisions relating to payment of Additional Interest.

9. NOTICE OF THE OCCURRENCE OF THE TRIGGERING EVENT. The Company shall provide prompt written notice to the Trustee, upon the occurrence of the Triggering Event, of the effective date of such event for purposes of the Interest Rate Change.

10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Note Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes voting as a single class, and any existing default or compliance with any provision of the Indenture, the Notes or the Note Guarantees may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Notes and the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company’s or any Note Guarantor’s obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect in any material respects the rights under the Indenture of any such Holder, to release a Note Guarantor from its obligations under its Note Guarantee, the Notes or the Indenture in accordance with the applicable provisions of the Indenture or to add Note Guarantees with respect to the Notes, to provide additional Note Lien Collateral as security for the Notes or to release Note Liens in favor of the Note Lien Collateral Agent in accordance with the applicable provisions of the Indenture, to issue Additional Notes as permitted in the Indenture, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee.

12. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in writing in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company and the Note Guarantors are required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company and the Guarantors are required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

13. NOTE GUARANTORS. After the Issue Date, the Company shall cause each additional Note Guarantor to execute and deliver to the Trustee a Note Guarantee pursuant to which such Note Guarantor shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis, as set forth in the Indenture.

14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16. AUTHENTICATION. This Note shall not be valid until authenticated by facsimile or manual signature of the Trustee or an authenticating agent.

17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

Attention: Investor Relations

NOTATION OF GUARANTEE

For value received, each Note Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, jointly and severally with each other Note Guarantor, to each Holder of the Notes, the Trustee and the Note Lien Collateral Agent the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes and all other monetary obligations of the Company under the Indenture (all the foregoing being hereinafter collectively called the “Company Obligations”). Each Note Guarantor has further agreed (to the extent permitted by law) that the Company Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under Article XI of the Indenture notwithstanding any extension or renewal of any Company Obligation. Each Note Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Company Obligations. The obligations of the Note Guarantors to the Holders of Notes, Trustee and the Note Lien Collateral Agent pursuant to the Indenture are set forth primarily in Article XI of the Indenture, and are subject to all other applicable provisions of the Indenture, including without limitation the Subordination of Note Guarantee described in Section 12.10 of the Indenture. Each Holder of a Note, by accepting the same agrees to and shall be bound by such provisions.

THORNBURG MORTGAGE HOME LOANS, INC.

By:
Name:
Title:

ADFITECH, INC.

By:
Name:
Title:

THORNBURG MORTGAGE HEDGING STRATEGIES, INC.

By:
Name:
Title:

THORNBURG ACQUISITION SUBSIDIARY, INC.

By:
Name:
Title:

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 of the Indenture, check the following box:  ☐

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.15 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Company or to, by, through, or in a transaction approved by the Purchasers), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

[CHECK ONE]

☐	(a)	Such Note is being transferred by the undersigned registered holder to a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

☐	(b)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee’s property shall at all times be and remain within its control.

or

☐	(c)	Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a “U.S. person” (or acquiring such Note for the account or benefit of a U.S. person) in an “offshore transaction,” as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Company or to, by, through, or in a transaction approved by, the Purchasers), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:
[Type or print name of registered holder]

By:

The signature of the registered holder must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

TO BE COMPLETED BY TRANSFEREE

IF (a) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that (i) it is a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Company as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (b) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and an “accredited investor,” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee’s property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer

TO BE COMPLETED BY TRANSFEREE

IF (c) ABOVE IS CHECKED:

The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an “offshore transaction” (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:
[Type or print name of transferee]

By:
Executive Officer